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                                  AGREEMENT

         Agreement, made this 20th day of June, 1997, by and between Celestial Ventures Corporation ("Celestial"), a Nevada corporation, with a principal place of business located at 382 Route 59, Section #310, Monsey, New York and John Patten ("Patten"), residing at 5 Saddle Hill Road, Far Hills, New Jersey.

                                  WITNESSETH

         WHEREAS, pursuant to a past transaction, Celestial has a liability in the form of note payable to R.M. Engineering (the "R.M. Note") in which Celestial is to make payments to R.M. Engineering, principal in the amount of $170,000; and

         WHEREAS, pursuant to a past transaction, Celestial has an asset in the form of a note receivable from Dynamic Products Corp. (the "Dynamic Note") in which Celestial is to receive payments from Dynamic Products Corp. in the principal amount of $300,000; and

         WHEREAS, Celestial wishes to assign its rights and obligations under the R.M. Note as well as the Dynamic Note (collectively "the Notes") to John Patten; and

         WHEREAS, John Patten wishes to assume Celestial's rights and obligations under the Notes from Celestial;

         NOW, THEREFORE, for one dollar and other valuable consideration for the mutual covenants and agreements herein contained, the parties hereto, intending to be legally bound, agree as follows:

         (1) Patten shall assume all of Celestial's obligations under the R.M. Note.

         (2) Celestial shall assign all of its rights under the Dynamic Note to Patten.

         (3) Patten shall indemnify Celestial and hold it harmless with respect to all obligations to be performed by Celestial under the R.M. Note.

         (4) Patten shall have no right to look to Celestial, or to seek any damages from Celestial, in consequence of any failure of Patten to receive any benefit under the Dynamic Note.

         (5) This Agreement together with the Notes contain the entire understanding of the Parties with respect to the subject matter hereof. This Agreement


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                   supersedes all prior agreements and understanding between the parties with respect to the subject matter hereof.

         IN WITNESS WHEREOF, the Agreement has been duly executed and delivered by the duly authorized officer of Celestial, as well as by John Patten individually, as of the date first above written.


                                       CELESTIAL VENTURES CORPORATION


                                       By:
                                          ------------------------------
                                          Irwin Schneidmill, President




                                       By:
                                          ------------------------------
                                          John Patten


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